Exhibit 99.1
Doral Financial Corporation Third Quarter Investor Presentation November 2010

Disclaimer 2 This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." We intend these forward- looking statements to be covered by the safe harbor provisions of the PSLRA. Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance, and actual results may differ materially. By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation's 2009 Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. While there is no assurance that any list of risks and uncertainties or risk factors is complete, certain important factors that could cause actual results to differ materially from those contained in any forward-looking statement include: - the continued recessionary conditions of the Puerto Rico and the United States economies and the continued weakness in the performance of the United States capital markets leading to, among other things, (i) a deterioration in the credit quality of our loans and other assets, (ii) decreased demand for our products and services and lower revenue and earnings, (iii) reduction in our interest margins, and (iv) decreased availability and increased pricing of our funding sources, including brokered certificates of deposits; - the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets which may lead to, among other things, an increase in our non-performing loans, charge-offs and loan loss provisions; - a decline in the market value and estimated cash flows of our mortgage-backed securities and other assets may result in the recognition of other-than- temporary-impairment of such assets under generally accepted accounting principles in the United States of America; - our ability to derive sufficient income to realize the benefit of our deferred tax assets; - uncertainty about the legislative and other measures adopted by the Puerto Rico government in response to its fiscal situation and the impact of such measures on several sectors of the Puerto Rico economy; - higher credit losses because of federal or state legislation or regulatory action that either (i) reduces the amount that our borrowers are required to pay us, or (ii) limits our ability to foreclose on properties or collateral or makes foreclosures less economically feasible; - risks and difficulties relating to combining acquired operations with our existing operations; and - general competitive factors and industry consolidation. Market data used in this presentation has been obtained from industry sources and publications as well as from research reports prepared for other purposes. We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.

Executive Summary 3 Non-Performing Assets / Delinquency Total Non-Performing Assets declined $79.4 MM (8%) to $970.7MM Non-Performing Loans fell $90.7 MM (11%) to $741.0MM Mortgage delinquency (30 - 89 days) fell $23.4 MM (22%) to $85.0MM Net Interest Income As a result of the sale of $660MM of investment securities, Doral held $400MM of excess cash held during the quarter creating a temporary $2.1MM drag on Net Interest Income. Adjusting for impact of excess cash, Net Interest Income totaled $41.3 MM, a $1.2 MM increase over the second quarter. Fee Income Fee income improved from a loss of $120.2MM to a gain of $41.7MM The sale of $660MM of investment securities generated a net gain of $14.4 MM Operating Expenses Operating expenses were reduced by $27.4 MM to $76.7MM, however legacy and non-core costs continue to account for $14.4 MM of expenses Provisions Provisions reduced by $24.8MM to $19.3 MM The provision includes $8.4MM related to a current paying, shared national credit commercial real estate loan. The 3rd Quarter was highlighted by progress in 5 Key areas:

Puerto Rico's Leading Community Bank 4 Doral has transformed into Puerto Rico's leading Community Bank .. Includes lease financing receivables, loans on savings deposits and other consumer loans. Residential Mortgage (70%) Consumer & Other1 (1%) C&I (9%) Construction & Land (8%) CRE (12%) Loan Mix ($6.0 B) Puerto Rico (87%) Mainland U.S. (13%) Doral Loan Mix ($6.0 B) Doral has transformed into Puerto Rico's leading community bank Core Deposits have grown to over $2B 300K banking customers with over 200K active debit cards Doral continues its leadership role in affordable mortgages Residential mortgages account for 80% of Doral's Puerto Rico loan portfolio. $8.2B in mortgages serviced for others Doral's average Puerto Rico mortgage is $105.5K ($866 / Month) Doral's PR Mortgage Portfolio is Mature: 75% are from 2006 and prior vintages Doral is Significantly Well Capitalized with an 8.3% Tier 1 Leverage Ratio 7.5% Tier 1 Common Equity 15.0% Total Risk Based Capital Doral retains a significant Deferred Tax Asset (DTA) reserve $554 MM gross DTA $450MM reserve against DTA $3.54 / DTA reserve per share

Asset Quality Improvements 5 Total Non-Performing Assets declined $79.4 MM Non-Performing Loans (excluding FHA / VA) fell $90.7 MM Mortgage Non-Performing Loans decreased $39.1 MM and delinquency improved by 22% Non-Performing Assets ($ MM) Q3 2010 Q2 2010 Change Residential Mortgage1 $363.8 $403.0 $(39.2) Commercial Real Estate 194.8 169.2 25.6 Construction & Land 177.9 255.1 (77.2) Commercial 3.1 3.3 (0.2) Consumer / Other 1.4 1.1 (0.3) Total $741.0 $831.7 $(90.7) FHA / VA Guaranteed Residential Mortgage 124.8 112.5 12.3 OREO 101.7 103.2 (1.5) Other 3.3 2.7 0.6 Total Non-Performing Assets $970.7 $1,050.1 $(79.4) Delinquency (30 - 89 Days) ($MM) Residential Mortgage1 Delinquency $85.0 $108.4 $(23.4) 1 Excludes FHA / VA Guaranteed Loans

6 3rd Quarter Results Demonstrate Significant Progress Doral Financial Corp. ($MM) Income Statement Q3 2010 Q2 2010 Net interest income $39.2 $40.1 Provision 19.3 44.6 Non-interest income (loss) 41.7 (120.2) Non-interest expense 76.7 104.1 Pre-tax income (loss) (15.1) (228.8) Taxes 3.9 4.5 Net income (loss) (19.0) (233.3) Net income (loss) to common (21.4) (235.7) Balance Sheet Data (EOP; $ in billions) Gross Loans 6.0 5.9 Total assets 9.1 9.4 Retail Deposits 2.2 2.2 Non-performing assets ($M) 970.7 1,050.1 Capital Ratios (bps or %) Tier 1 Leverage Ratio 8.31% 8.52% Total Risk Based Capital Ratio 14.98% 15.26% Tier 1 Common / Risk Weighted Assets* 7.51% 7.80% Tangible Book Value / Share* $4.38 $4.62 *Q2 Includes the impact of conversion of $171MM mandatorily convertible preferred stock to common stock as if they had been converted as of the reporting period. Sale of $660.0 MM of investment securities generated a $14.4MM net gain and reduced interest rate risk. As a result of the sale of investment securities, a temporary excess cash position lowered Net Interest Margin by $2.1 MM during the quarter. Increased Loss Mitigation Tools (interest rate reductions) drove $5.5 MM of provisions. These reserves are recoverable during the next 12 months. The downgrade of a current paying, Shared National Credit increased provisions by $8.4 MM and increased NPLs by $37.7 MM While Non-Interest Expense fell $27.4 MM legacy and non-core expenses totaled $14.4 MM Common equity measures include impact of the completed conversion of mandatory convertible preferred shares. Drivers

3rd Quarter Summary 7 Asset Quality Trends Non-Performing Loans declined $91MM or 11% during the Quarter Mortgage delinquency (30 - 89 days) fell $23MM (22%) Earnings Pre-Tax earnings improved $214MM from prior quarter Fee income, expenses and provisions improved quarter over quarter Sold $660MM of investment securities for a net gain of $14.4MM. This resulted in excess cash which negatively impacted Net Interest Income by $2.1MM. Capital Structure Completed conversion and registration of $171MM of mandatory convertible preferred shares to common equity. All 127.3MM shares of Doral are now registered. Dissolved Doral Holdings Inc. structure. The third quarter performance was highlighted by significant improvement in Non- Performing Loans and continued improvement in mortgage delinquency trends.